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STATE OF OHIO         )
                      )SS.
COUNTY OF HAMILTON    )



                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS: That the undersigned Director of The Ohio National Life Insurance Company does hereby constitute and appoint each of Thomas A. Barefield, Howard C. Becker, David W. Cook, David B. O'Maley, John J. Palmer and Stuart G. Summers, individually, his true and lawful attorneys and agents to subscribe and affix the name of the undersigned Director to any Registration Statement or Statements to be filed under the Securities Act of 1933 and to any instrument or document filed as a part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto in connection with variable annuity contracts issued or sold by The Ohio National Life Insurance Company or any separate account created therein, and the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned Director has subscribed this Power of Attorney this eighth day of May, 1998, in Montgomery, Ohio.


                                   /s/ James F. Orr
                                   ----------------------
                                   James F. Orr


     Before me, a Notary Public in and for Hamilton County, State of Ohio, personally appeared the above named James F. Orr, who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal at Montgomery, Ohio, this eighth day of May, 1998.



                                   /s/ Nancy J. Held
                                   ----------------------
                                   Nancy J. Held
                                   Notary Public, State of Ohio
                                   My Commission Expires June 3, 2001

[SEAL]


               NANCY J. HELD
        Notary Public, State of Ohio
     My Commission Expires June 3, 2001